First Quarter 2022 Investor Presentation

Forward-Looking Information This presentation may include forward‐looking statements by the Company and our authorized officers pertaining to such matters as our goals, intentions, and expectations regarding revenues, earnings, loan production, asset quality, capital levels, and acquisitions, among other matters; our estimates of future costs and benefits of the actions we may take; our assessments of probable losses on loans; our assessments of interest rate and other market risks; and our ability to achieve our financial and other strategic goals. Forward‐looking statements are typically identified by such words as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “should,” and other similar words and expressions, and are subject to numerous assumptions, risks, and uncertainties, which change over time. Additionally, forward‐looking statements speak only as of the date they are made; the Company does not assume any duty, and does not undertake, to update our forward‐looking statements. Furthermore, because forward‐looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in our statements, and our future performance could differ materially from our historical results.   Our forward‐looking statements are subject to the following principal risks and uncertainties: the effect of the COVID-19 pandemic, including the length of time that the pandemic continues, the potential imposition of future shelter in place orders or additional restrictions on travel in the future, the effect of the pandemic on the general economy and on the businesses of our borrowers and their ability to make payments on their obligation, the remedial actions and stimulus measures adopted by federal, state, and local governments; the inability of employees to work due to illness, quarantine, or government mandates; general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of our loan or investment portfolios; changes in competitive pressures among financial institutions or from non‐financial institutions; our ability to obtain the necessary shareholder and regulatory approvals of any acquisitions we may propose; our ability to successfully integrate any assets, liabilities, customers, systems, and management personnel we may acquire into our operations, and our ability to realize related revenue synergies and cost savings within expected time frames; changes in legislation, regulations, and policies; the impact of recently adopted accounting pronouncements; and a variety of other matters which, by their nature, are subject to significant uncertainties and/or are beyond our control. More information regarding some of these factors is provided in the Risk Factors section of our Form 10‐K for the year ended December 31, 2021 and in other SEC reports we file. Our forward‐looking statements may also be subject to other risks and uncertainties, including those we may discuss in this presentation, or in our SEC filings, which are accessible on our website and at the SEC’s website, www.sec.gov. Our Supplemental Use of Non-GAAP Financial Measures This presentation may contain certain non-GAAP financial measures which management believes to be useful to investors in understanding the Company’s performance and financial condition, and in comparing our performance and financial condition with those of other banks. Such non-GAAP financial measures are supplemental to, and are not to be considered in isolation or as a substitute for, measures calculated in accordance with GAAP. Cautionary Statements

→ We are a leading producer of multi-family loans in New York City. Within this market we focus almost exclusively on the non-luxury, rent regulated niche, where average rents are below market. → Our expertise in this particular lending niche arises from: A consistent presence in this market for over 50 years Long standing relationships with our borrowers, who come to us for our service and execution capabilities Decades long relationships with the top commercial mortgage brokers in the NYC market Significant expertise at the Board level in the NYC real estate market → In addition, we originate commercial real estate loans, and commercial loans, including asset-based lending through our specialty finance team. → We operate over 230 branches in five states with leading market share in many of the markets we operate in. → We are a conservative lender across all of our loan portfolios. → We are a low-cost provider, resulting in an efficient operation. → We complement our organic growth with accretive acquisitions. Overview: Who we are

Accelerates our transition towards building a dynamic commercial banking organization NYCB & FBC – Enhancing Shareholder Value By Leveraging Two Like-Minded Organizations with Distinctive Strategic Strengths Creates a top-tier regional bank with significant scale and broader diversification Combines two strong management teams and boards Drives strong financial results and enhances capital generation Maintains each bank’s unique low credit risk model Improves funding profile and interest rate risk positioning Market-leading rent-regulated multi-family lender, mortgage originator and servicer

Creates a Top-Tier Bank with National Scale and Strong Footholds in Northeast/Midwest and Exposure to High Growth Markets Source: Company Filings, S&P Global Market Intelligence, FDIC Note: FBC retail home lending offices (87 offices) not denoted on map; Branch map as of 30-Jun-20 FDIC data; Branch count as of 31-Mar-21. MI CA OH WI IN FBC HQ NY FL AZ NJ NYC Metro Upper Midwest Other Markets CA AZ FL WI MI IN NY OH NJ NYCB Branches (237) FBC Branches (158) FBC Retail Home Lending Offices (82) $87B+ Total Assets 1.2% 2022E ROAA 16% 2022E ROATCE $9.4B+ Market Capitalization

Multiple Opportunities with Flagstar Significant Deposit Growth Opportunities Organically through existing customer/MF base Increased opportunities through mortgage banking business (escrow deposits) Through Fin-tech partnerships and Banking as a Service Diversified Revenue Stream on a Pro-forma Basis Fee Income Opportunities Excluding mortgage-related gain-on-sale income, Flagstar fee income generation is significantly higher than NYCB’s Strong Capital Generation

NYCB & FBC – Benefits of Scale The combined Company will rank at or near the top in a number of its key businesses With a bigger balance sheet and larger capital base, it will have the opportunity to leverage up in a number of these businesses and/or increase its market share These businesses include: Leading indirect/broker-driven rent-regulated multi-family lending in New York City Number 2 mortgage warehouse lending business in the country Top 6 mortgage banking business nationally* Top 6 mortgage servicing/sub-servicing business nationally Substantial cross-sell opportunity through leveraging Flagstar’s retail product set through the NYCB branch network Potential rollout of Flagstar’s Capital Market business to NYCB’s borrower base * Among all banks

We rank among the largest U.S. bank holding companies… Total Assets: $61.0 billion, 77% of which are loans and 9% are investment securities Total Deposits: $38.0 billion, up 33% annualized Total Loans: $46.8 billion, primarily multi-family and CRE, up 9% annualized Total Market Capitalization: $4.6 billion

… but without the risk other large banks have. Ratio NYCB At 3/31/2022 S&P U.S. BMI Banks Index (b) At 12/31/2021 Peers (b) At 12/31/2021 NCOs/Average Loans 0.00% 0.09% 0.11% Cumulative losses (a) 108 bp 2,412 bp 1,352 bp NPAs/Total Assets 0.11% 0.46% 0.56% NPLs/Total Loans 0.13% 0.69% 1.20% ALLL/NPLs 313.18% 263.18% 124.64% → Our asset quality metrics compare very favorably to both the S&P U.S. BMI Banks Index and our regional bank peers. Since our IPO in 1993 and excludes taxi medallion-related net charge-offs. Data for 1Q22 not currently available.

A Strong Capital Position Ratio NYCB At 3/31/2022 S&P U.S. BMI Banks Index (a) At 12/31/2021 Peers (a) At 12/31/2021 Total Risk-Based Capital 12.39% 15.30% 13.58% Tier 1 Risk-Based Capital 10.55 13.16 11.68 Common Equity Tier 1 9.45 12.49 10.93 Tier 1 Leverage 8.33 9.33 8.96 (a) Data for 1Q22 not currently available.

Total HFI Loans: $46.8 bn Loans at 3/31/22 Loans – 9% Annualized Loan Growth Majority of portfolio focused on low-risk multi-family loans on non-luxury, rent-regulated buildings Market leader in this asset class having developed strong expertise and industry relationships over the last five decades Consistent lending strategy that has not changed significantly since our IPO Average yield on loan portfolio: 3.43% Low risk credit culture and business strategy has resulted in superior asset quality through past cycles Since 1993 losses have aggregated 13 bp on MF and 12 bp on CRE * Highlights: * Of aggregate originations

Multi-Family Portfolio Statistics for the 3 Months Ended 3/31/22 77% of loans held-for-investment (68% of originations) 73.8% of loans are in Metro New York Weighted average LTV: 59.94%, overall Weighed average LTV on NYS rent-regulated: 56.27% Multi-Family Loan Portfolio (in millions) Originations: $5,685 $5,378 $6,622 $5,982 $8,711 $8,256 $2,410 Net Charge-Offs (Recoveries): $0 $0 $0 $1 $(1) $1 $0 Leading Indirect Multi-Family, Rent-Regulated Lender in New York Metro Region Multi-family loans have been our primary lending focus for the past five decades

→ $19.7 billion or 55% of the MF portfolio is subject to NYS rent regulations; WALTV (1) on this portion of the MF portfolio is 56.27%, 367 basis points below the overall MF portfolio. Our Multi-Family Portfolio is Well Insulated Against Recent Changes in the Rent Regulation Laws → We lend on current, in-place cash flows and not on future or projected cash flows. → We have $13.3 billion of NYS multi-family loans with rent-regulated units greater than 50% of total units. Multi-Family Portfolio Breakout As of 3/31/2022 (dollars in thousands) Total Multi-family % of (As of 03/31/2022) Market WA LTV New York City Manhattan $7,729,865 0.2162 0.53029872669817879 Brooklyn 6,422,953 0.1797 0.56100727962059893 Bronx 3,614,678 0.1011 0.61454359163030126 Queens 2,943,207 8.2299999999999998E-2 0.4901706104092402 Staten Island ,129,571 3.6344904213741857E-3 0.58359095653431803 Sub-total New York City 20,840,274 0.58293449042137424 0.54933550495976002 New Jersey 4,998,649 0.13980000000000001 0.68206112468465463 Long Island ,559,586 1.5696415217629458E-2 0.5714788771038829 Sub-total Metro New York 26,398,509 0.73843090563900371 0.57493286073331029 Other New York State 1,074,787 3.0099999999999998E-2 0.61294834053948533 All Other States 8,277,579 0.23150000000000001 0.67651516164811565 Total Multi-family $35,750,875 1.0000309056390038 0.59944220419816019 Multi-Family Vacancy Rate (Residential Units) As of 3/31/2022: 3.8600000000000002E-2

Commercial Real Estate Loan Portfolio (in millions) Originations: $1,180 $1,039 $967 $1,226 $958 $893 $281 Net Charge-Offs (Recoveries): $(1) $0 $3 $0 $2 $2 $4 Commercial real estate is a logical extension of our multi-family niche. CRE Portfolio Statistics for the 3 Months Ended 3/31/22 14% of loans held-for-investment (8% of originations) 82.9% of loans in Metro New York

Specialty Finance Loan and Lease Portfolio (in millions) Originations: $1,266 $1,784 $1,917 $2,800 $2,694 $3,153 $638 Net charge-Offs: $0 $0 $0 $0 $0 $0 $0 Our specialty finance business is another high-quality lending niche. Loan Types 8% of loans held-for-investment 18% of originations Syndicated asset-based and dealer floor-plan loans, primarily revolving lines of credit. Equipment loan and lease financing; non-revolving, amortizing obligations with a short duration. Obligors are primarily publicly traded companies with investment grade or near-investment grade ratings. Participants in stable, nationwide industries. Pricing Floating rates tied to SOFR – or LIBOR replacement indices. Fixed rates at a spread over treasuries. Risk-averse Credit & Underwriting Standards Require a perfected first-security interest in, or outright ownership of, the underlying collateral. Loan commitments are structured as senior secured debt or as non-cancellable leases. All transactions are re-underwritten in-house. All underlying documentation re-reviewed by outside counsel. CAGR (2016-2022) 21.0% The team has been working together for over 25 years, mostly at larger regional banks in the Northeast; the past nine years at NYCB. Extensive experience in senior secured lending, transaction structuring, credit, capital markets, and risk management. Excellent track record on credit administration over the past 25 years of originations; with no credit losses since company inception at NYCB. As of 3/31/22 this segment has $3.6 billion of spot loan outstandings and $3.62 billion in average earning assets over the past twelve months versus $5.7 billion in commitments, an increase in average earning assets of 11% on a trailing twelve month basis. As of 3/31/21, within the $5.7 billion in Specialty Finance commitments, 71% or $4.0 billion are structured as floating rate obligations which will benefit in a rising rate environment.

Non-Performing Loans(a)(b) / Total Loans(a) Non-performing loans and total loans exclude covered loans and non-covered purchased credit-impaired (“PCI”) loans. Non-performing loans are defined as non-accrual loans and loans 90 days or more past due but still accruing interest. Our non-performing loans at 12/31/16, 12/31/17, 12/31/18, 12/31/19, 12/31/20, 12/31/21, and 3/31/22 exclude taxi medallion-related loans. Average NPLs/Total Loans NYCB: 0.48% S&P U.S. BMI Banks Index: 1.60% S&P U.S. BMI Banks Index NYCB Our asset quality in any credit cycle has consistently been better than our industry peers…

… and very few of our non-performing loans have resulted in actual losses. Net Charge-Offs / Average Loans Cumulative Total NYCB: 108 bp S&P U.S. BMI Banks Index: 2,454 bp The calculation of our net charge-offs to average loans excludes taxi medallion-related charge-offs of $59.6 million, $12.8 million, $10.2 million, $11.9 million, and $2 million, for 2017, 2018, 2019, 2020, 2021, and a $2 million net recovery for 1Q22, respectively. S&P U.S. BMI Banks Index NYCB

Total deferrals have declined substantially since the start of the pandemic. All Deferrals Roll Forward- 6/30/20 to 3/31/22 (dollars in millions) Total % of Total Portfolio Total Loans Active Covid Mods As of June 30, 2020 $ 7,368 17.4% $ 42,306 New Deferrals 1,121 Loans for which Deferral Period Ended by 3/31/22 Now Current or Paid Off/Cancelled 99.3% $ (8,150) Delinquent as of 3/31/22 0.7% $ (58) Total $ (8,208) Total % of Total Portfolio Total Loans Active Covid Mods As of March 31, 2022 $ 282 0.6% $ 46,758

COVID-related loans remain manageable. MF/CRE Special Mention and Sub-Standard Trend as of 3/31/2022 (dollars in thousands)         3/31/2022   12/31/2021   3/31/2021 Non Covid Covid* Total % Covid   Non Covid Covid* Total % Covid   Non Covid Covid* Total % Covid Multi-Family Special Mention 344,563 653,570 998,134 65%   338,030 643,656 981,686 66%   205,931 669,161 875,091 76% Multi-Family Sub-Standard 122,301 544,141 666,442 82%   114,008 496,038 610,046 81%   56,612 616,526 673,138 92% Multi-Family Total 466,864 1,197,712 1,664,576 72%   452,039 1,139,694 1,591,732 72%   262,542 1,285,687 1,548,229 83%                             CRE Special Mention 125,481 451,662 577,143 78%   123,613 519,738 643,350 81%   40,281 744,726 785,007 95% CRE Sub-Standard 40,017 132,721 172,739 77%   34,117 147,033 181,150 81%   72,632 302,429 375,062 81% CRE Total 165,498 584,383 749,882 78%   157,729 666,771 824,501 81%   112,913 1,047,155 1,160,068 90% 3/31/2022   12/31/2021   3/31/2021 Non Covid Covid* Total % Covid   Non Covid Covid* Total % Covid   Non Covid Covid* Total % Covid MF/CRE Special Mention 470,044 1,105,232 1,575,276 70%   461,643 1,163,394 1,625,037 72%   246,211 1,413,886 1,660,098 85% MF/CRE Sub-Standard 162,318 676,863 839,181 81%   148,125 643,071 791,196 81%   129,244 918,956 1,048,200 88% MF/CRE Total 632,363 1,782,095 2,414,458 74%   609,768 1,806,465 2,416,233 75%   375,455 2,332,842 2,708,298 86% MF/CRE Total Portfolio: $42,351,076 $41,269,063 $39,169,178 MF/CRE Total Special Mention/Sub-Standard: $2,414,458 $2,416,233 $2,708,298 % Special Mention and Sub-Standard: 5.7% 5.9% 6.9% *includes all executed Covid Modification agreements

Efficiency Ratio Peer Group NYCB Highly Efficient Operator with Effective Business Model. Low Cost, Efficient Business Model Multi-family and CRE lending are both broker-driven, with the borrower paying fees to the mortgage brokerage firm Products and services are typically developed by third-party providers; their sales are a complementary source of revenues

Total Deposits: $38.0 bn Deposits at 3/31/22 Deposits – Significant Progress Made on Growing Core Deposits. Deposits generated through retail and commercial channels Loan-related deposits up 11% from December 31, 2021 to $4.4 billion CDs have declined to 21% of total deposits from 28% in the year-ago quarter Average cost of interest-bearing deposits is 0.35% Highlights:

Visit our website: ir.myNYCB.com E-mail requests to: ir@myNYCB.com Call Investor Relations at: (516) 683-4420 Write to: Investor Relations New York Community Bancorp, Inc. 102 Duffy Avenue Hicksville, NY 11801 For More Information

Appendix

Securities and Funding Composition Funds at 3/31/22 0.82% cost of funds Significant capacity given eligibility of multi-family loans Total Funding: $53.3 bn Entire portfolio is available for sale Consists primarily of GSE-related securities Overall yield is 2.12% 25% is variable rate Securities at 3/31/22 Total Securities: $5.6 bn

Experienced Management Team Thomas R. Cangemi Robert Wann John J. Pinto John Adams Chairman of the Board President & Chief Executive Officer Senior Executive Vice President & Chief Operating Officer Senior Executive Vice President & Chief Financial Officer Executive Vice President & Chief Lending Officer Mr. Cangemi was appointed President and Chief Executive Officer of New York Community Bancorp, Inc. on December 31, 2020 He was named Chairman of the Board of both the Company and the Bank on March 26, 2021 20 years of experience with NYCB; 29 years of banking experience Mr. Cangemi joined the Company on July 31, 2001 as Executive Vice President and Director of the Capital Markets Group, and was named Senior Executive Vice President on October 31, 2003 Previously, member of the SEC Professional Practices Group of KPMG Mr. Wann has been Chief Operating Officer since October 31, 2003 40 years of experience with NYCB; 40 years of banking experience Mr. Wann joined the Company in 1982 Named Comptroller in 1989 Appointed Chief Financial Officer in 1991 Mr. Pinto was appointed Chief Financial Officer of the Company on December 31, 2020 20 years of experience with NYCB; 27 years of banking experience Mr. Pinto joined the Company on July 31, 2001 in connection with the Richmond County merger, and served as Senior Vice President, and more recently First Senior Vice President, in the Capital Markets Group From 1993 to 1997, was a member the financial services group at Ernst & Young providing auditing and consulting services to financial institutions Mr. Adams was appointed to Senior Executive Vice President and Chief Lending Officer in April of 2022 21 years of experience with NYCB; 37 years of banking experience Previously served as Executive Vice President and Chief Credit Officer Joined the Company in 2000 in conjunction with its acquisition of Haven Bancorp, Inc.

While average stockholders’ equity, average assets, return on average assets, and return on average stockholders’ equity are financial measures that are recorded in accordance with U.S. generally accepted accounting principles ("GAAP"), average tangible stockholders’ equity, average tangible assets, return on average tangible assets, and return on average tangible stockholders’ equity are not. Nevertheless, it is management’s belief that these non-GAAP measures should be disclosed in our SEC filings, earnings releases, and other investor communications, for the following reasons: Average tangible stockholders’ equity is an important indication of the Company’s ability to grow organically and through business combinations, as well as our ability to pay dividends and to engage in various capital management strategies. Returns on average tangible assets and average tangible stockholders’ equity are among the profitability measures considered by current and prospective investors, both independent of, and in comparison with, our peers. We calculate average tangible stockholders’ equity by subtracting from average stockholders’ equity the sum of our average goodwill and calculate average tangible assets by subtracting the same sum from our average assets. Average tangible stockholders’ equity, average tangible assets, and the related non-GAAP profitability measures should not be considered in isolation or as a substitute for average stockholders’ equity, average assets, or any other profitability or capital measure calculated in accordance with GAAP. Moreover, the manner in which we calculate these non-GAAP measures may differ from that of other companies reporting non-GAAP measures with similar names. The following table presents reconciliations of our average common stockholders’ equity and average tangible common stockholders’ equity, our average assets and average tangible assets, and the related GAAP and non-GAAP profitability measures for the three ended March 31, 2022: (1) To calculate return on average assets for a period, we divide net income generated during that period by average assets recorded during that period. To calculate return on average tangible assets for a period, we divide net income by average tangible assets recorded during that period.   (2) To calculate return on average common stockholders’ equity for a period, we divide net income available to common shareholders generated during that period by average common stockholders’ equity recorded during that period. To calculate return on average tangible common stockholders’ equity for a period, we divide net income available to common shareholders generated during that period by average tangible common stockholders’ equity recorded during that period. Reconciliations of GAAP and Non-GAAP Measures (dollars in millions) For the Three Months Ended March 31, 2022 Average common stockholders’ equity   $ 6,543 Less: Average goodwill   (2,426) Average tangible common stockholders’ equity   $ 4,117   Average assets   $59,894 Less: Average goodwill   (2,426) Average tangible assets   $57,468     GAAP: Return on average assets   1.04% Return on average common stockholders’ equity   8.98 Non-GAAP: Return on average tangible assets (2)   1.11 Return on average tangible common stockholders’ equity (2)   14.76

Peer Group Peer Ticker Bank OZK OZK BankUnited, Inc. BKU Comerica Incorporated CMA F.N.B. Corporation FNB Fifth Third Bancorp FITB Huntington Bancshares Incorporated HBAN M&T Bank Corporation MTB Signature Bank SBNY Synovus Financial Corp. SNV Valley National Bancorp VLY Webster Financial Corporation WBS Zions Bancorporation ZION